Exhibit 99.1

April 16, 2026

Simmons First National Corporation Reports First Quarter EPS of $0.47

FINANCIAL HIGHLIGHTS	1Q26	4Q25	1Q25	1Q26 Highlights
INCOME STATEMENT SUMMARY (in millions)

Comparisons reflect 1Q26 vs 4Q25 unless otherwise noted

•

Net income of $68.5 million and diluted EPS of $0.47

•

Adjusted net income[1] of $68.6 million and adjusted diluted EPS[1] of $0.47

•

ROAA of 1.13% and ROE of 8.01%

•

Adjusted ROAA[1] of 1.13%; adjusted ROTCE[1] of 13.91%

•

Total revenue of $241.4 million and PPNR[1] of $100.7 million

•

Net interest margin up 3 bps to 3.84%; cost of deposits down 8 bps to 1.96%

•

Efficiency ratio of 57.56%; adjusted efficiency ratio[1] of 56.16%

•

Broad based growth drives total loans up 10% annualized

•

Unfunded commitments up 5%

•

Total average deposits up 6% annualized

•

Provision expense exceeded net charge-offs by $5.5 million

•

NCO ratio at 21 bps for 1Q26; ACL steady at 1.28%

Total revenue	$241.4	$249.0	$209.6
Adjusted total revenue[1]	241.4	249.0	209.6
Pre-provision net revenue[1] (PPNR)	100.7	109.1	65.0
Adjusted pre-provision net revenue[1]	100.7	110.4	66.0
Provision for credit losses	14.6	15.1	26.8
Net income	68.5	78.1	32.4
Adjusted net income[1]	68.6	79.0	33.1
PER SHARE DATA
Diluted earnings	$0.47	$0.54	$0.26
Adjusted diluted earnings[1]	0.47	0.54	0.26
Cash dividend declared	0.2150	0.2125	0.2125
BALANCE SHEET (in millions)
Total loans	$17,933	$17,492	$17,094
Total deposits	20,203	20,184	21,685
Total assets	24,693	24,541	26,793
Total shareholders’ equity	3,438	3,419	3,531
ASSET QUALITY
Net charge-off ratio (NCO ratio)	0.21%	1.12%	0.23%
Allowance for credit losses to loans (ACL)	1.28	1.28	1.48
CAPITAL RATIOS
Equity to assets (EA) ratio	13.92%	13.93%	13.18%
Tangible common equity (TCE) ratio[1]	8.74	8.71	8.34
Common equity tier 1 (CET1) ratio	11.58	11.63	12.21
Total risk-based capital ratio	14.36	14.45	14.59
OTHER RATIOS
Return on average assets	1.13%	1.28%	0.49%
Adjusted return on average assets[1]	1.13	1.29	0.50
Return on average common equity	8.01	9.08	3.69
Return on average tangible common equity[1]	13.90	15.92	6.61
Adj. return on avg. tangible common equity[1]	13.91	16.10	6.75
Net interest margin (FTE)	3.84	3.81	2.95
Efficiency ratio	57.56	55.52	66.94
Adjusted efficiency ratio[1]	56.16	53.64	64.75

Jay Brogdon, Simmons’ President and CEO, commented on first quarter 2026 results:

Simmons delivered solid results in the first quarter driven by strong loan growth, expanding margin, and continued earnings momentum. Loans grew 10 percent linked quarter annualized, with growth broad-based across geography and industry. Net interest margin expanded linked quarter, increasing three basis points to 3.84 percent, benefiting from disciplined relationship pricing, fixed rate asset repricing and improving funding costs. Net charge-offs for the quarter were 21 basis points and provision expense exceeded net charge-offs by $5.5 million, primarily due to loan growth.

Looking forward, we remain committed to delivering disciplined growth and designing a more efficient and scalable infrastructure. The talent environment continues to be favorable and supports our organic growth priorities. We are increasingly optimistic about the prospects for consistently achieving returns that exceed our long-range targets.

Simmons First National Corporation (NASDAQ: SFNC) (Simmons or Company) today reported net income of $68.5 million for the first quarter of 2026, compared to net income of $78.1 million for the fourth quarter of 2025 and net income of $32.4 million for the first quarter of 2025. Diluted earnings per share were $0.47 for the first quarter of 2026, compared to $0.54 for the fourth quarter of 2025 and $0.26 for the first quarter of 2025. Adjusted earnings1 for the first quarter of 2026 were $68.6 million, compared to $79.0 million for the fourth quarter of 2025 and $33.1 million for the first quarter of 2025. Adjusted diluted earnings per share1 for the first quarter of 2026 were $0.47, compared to $0.54 for the fourth quarter of 2025 and $0.26 for the first quarter of 2025.

For the first quarter of 2026, return on average assets was 1.13 percent and return on average common equity was 8.01 percent. Adjusted return on average assets1 was 1.13 percent and adjusted return on average tangible common equity1 was 13.91 percent.

The table below summarizes the impact of certain items, consisting primarily of FDIC deposit insurance special assessment, professional services, branch right sizing costs, early retirement program costs and a loss on the sale of equipment finance business. These items are also described in further detail in the “Reconciliation of Non-GAAP Financial Measures” tables contained in this press release.

Impact of Certain Items on Earnings and Diluted Earnings Per Share (EPS)

$ in millions, except per share data	1Q26	4Q25	1Q25
Net income	$68.5	$78.1	$32.4
FDIC deposit insurance special assessment	(2.0)	—	—
Professional services	1.2	—	—
Branch right sizing costs, net	0.6	0.1	1.0
Early retirement program costs	0.3	—	—
Loss on sale of equipment finance business	—	1.1	—

Total pre-tax impact	0.1	1.2	1.0
Tax effect	—	(0.3)	(0.3)

Total impact on earnings	0.1	0.9	0.7

Adjusted earnings[1,3]	$68.6	$79.0	$33.1

Diluted EPS	$0.47	$0.54	$0.26
FDIC deposit insurance special assessment	(0.01)	—	—
Professional services	0.01	—	—
Branch right sizing costs, net	—	—	—
Early retirement program costs	—	—	—
Loss on sale of equipment finance business	—	0.01	—

Total pre-tax impact	—	0.01	—
Tax effect	—	(0.01)	—

Total impact on earnings	—	—	—

Adjusted Diluted EPS[1]	$0.47	$0.54	$0.26

Net Interest Income

Net interest income for the first quarter of 2026 totaled $197.2 million, compared to $197.3 million for the fourth quarter of 2025 and $163.4 million for the first quarter of 2025. The increase in net interest income on a year-over-year basis was primarily due to a $39.8 million decrease in interest expense, which included a $32.9 million decrease in interest bearing deposit costs and a $6.9 million decrease in the cost of other interest bearing liabilities. The decrease in interest expense compared to the prior year quarter reflected a reduction of wholesale funding as a result of the balance sheet repositioning completed in the third quarter of 2025, as well as a lower interest rate environment.

Net interest margin for the first quarter of 2026 on a fully taxable equivalent basis was 3.84 percent, up 3 basis points compared to 3.81 percent for the fourth quarter of 2025 and up 89 basis points compared to 2.95 percent for the first quarter of 2025. The increase in net interest margin on a linked quarter basis was driven by a 6 percent annualized increase in average loans, coupled with a 13 percent annualized increase in average low-cost interest bearing transaction and savings accounts. The increase in net interest margin on a year-over-year basis primarily reflected the balance sheet repositioning that was completed during the third quarter of 2025.

Select Yield/Rates	1Q26	4Q25	3Q25	2Q25	1Q25
Loan yield (FTE)[2]	6.16%	6.23%	6.31%	6.26%	6.20%
Investment securities yield (FTE)[2]	4.25	4.30	4.01	3.48	3.48
Cost of interest bearing deposits	2.47	2.62	2.86	2.97	3.05
Cost of deposits	1.96	2.04	2.25	2.36	2.44
Net interest spread (FTE)[2]	3.27	3.18	2.86	2.41	2.30
Net interest margin (FTE)[2]	3.84	3.81	3.50	3.06	2.95

Noninterest Income

Noninterest income for the first quarter of 2026 was $44.2 million, compared to $51.7 million in the fourth quarter of 2025 and $46.2 million in the first quarter of 2025. The decrease in noninterest income on a linked quarter basis was primarily due to a Small Business Investment Company (SBIC) negative valuation adjustment in the first quarter of 2026 and proceeds from bank owned life insurance death benefits recorded in the fourth quarter of 2025, both of which are included in other income in the table below.

Noninterest Income $ in millions	1Q26	4Q25	3Q25	2Q25	1Q25
Service charges on deposit accounts	$12.7	$12.7	$13.0	$12.6	$12.6
Wealth management fees	10.5	10.3	10.0	9.5	9.6
Debit and credit card fees	8.5	8.7	8.5	8.6	8.4
Mortgage lending income	1.9	2.2	2.3	1.7	2.0
Other service charges and fees	1.6	1.5	1.5	1.3	1.3
Bank owned life insurance	4.2	3.9	3.9	3.9	4.1
Gain (loss) on sale of securities	—	—	(801.5)	—	—
Other income	4.8	12.4	6.1	4.8	8.0

Total noninterest income	$44.2	$51.7	$(756.2)	$42.4	$46.2

Adjusted noninterest income[1]	$44.2	$51.7	$45.9	$42.4	$46.2

Noninterest Expense

Noninterest expense for the first quarter of 2026 was $140.7 million, compared to $139.9 million in the fourth quarter of 2025 and $144.6 million in the first quarter of 2025. Included in noninterest expense are certain items consisting of branch right sizing costs, early retirement program costs, termination of vendor and software services, FDIC Deposit Insurance special assessment, professional services and a loss on the sale of an equipment finance business. Collectively, these items totaled $30 thousand in the first quarter of 2026, $1.2 million in the fourth quarter of 2025 and $1.0 million in the first quarter of 2025. Excluding these items (which are described in the “Reconciliation of Non-GAAP Financial Measures” table below) adjusted noninterest expense1 was $140.6 million in the first quarter of 2026, $138.6 million in the fourth quarter of 2025 and $143.6 million in the first quarter of 2025. The increase in adjusted noninterest expense on a linked quarter basis was primarily due to an increase in salaries and benefits reflecting a seasonal increase in payroll taxes expense incurred during the first quarter of 2026.

Noninterest Expense $ in millions	1Q26	4Q25	3Q25	2Q25	1Q25
Salaries and employee benefits	$75.9	$72.9	$76.2	$73.9	$74.8
Occupancy expense, net	12.2	11.6	12.1	11.8	12.7
Furniture and equipment	5.4	5.3	5.3	5.5	5.5
Deposit insurance	2.3	4.7	5.2	4.9	5.4
Other real estate and foreclosure expense	0.3	0.4	0.2	0.2	0.2
Other operating expenses	44.5	44.8	43.0	42.3	46.1

Total noninterest expense	$140.7	$139.9	$142.0	$138.6	$144.6

Adjusted salaries and employee benefits[1]	$75.6	$72.9	$75.9	$72.3	$74.8
Adjusted other operating expenses[1]	43.1	44.0	41.5	42.5	45.9
Adjusted noninterest expense[1]	140.6	138.6	139.7	136.8	143.6
Efficiency ratio	57.56%	55.52%	(25.11)%	62.82%	66.94%
Adjusted efficiency ratio[1]	56.16	53.64	57.72	60.52	64.75
Full-time equivalent employees	2,913	2,917	2,883	2,947	2,949
Number of financial centers	221	222	223	223	222

Loans and Unfunded Loan Commitments

Total loans at the end of the first quarter of 2026 were $17.9 billion, up $440.7 million, or 10 percent annualized, compared to $17.5 billion at the end of the fourth quarter of 2025. The increase in total loans was driven by increases in commercial real estate, commercial and industrial, mortgage warehouse and agricultural portfolios, offset in part by a decrease in real estate construction. Unfunded loan commitments at the end of the first quarter of 2026 were $4.1 billion, compared to $3.9 billion at the end of the fourth quarter of 2025. The commercial loan pipeline totaled $1.6 billion at the end of the first quarter of 2026, and ready-to-close commercial loans totaled $651 million with a weighted average rate of 6.40 percent.

Loans and Unfunded Loan Commitments $ in millions	1Q26	4Q25	3Q25	2Q25	1Q25
Total loans	$17,933	$17,492	$17,189	$17,111	$17,094
Unfunded loan commitments	4,068	3,871	3,955	3,947	3,888

Deposits and Other Borrowings

Total deposits at the end of the first quarter of 2026 were $20.2 billion, up $19 million compared to the end of the fourth quarter of 2025. The increase in total deposits reflected a $214 million increase in interest bearing transaction accounts and savings accounts, offset primarily from the continued planned run-off of higher rate, non-relationship time deposits or subsequent reinvestment of maturing time deposits into lower cost deposits. The decrease in total deposits on a year-over-year basis primarily reflects a reduction of higher rate, non-relationship wholesale and public fund deposits as part of the balance sheet repositioning completed during the third quarter of 2025.

Other borrowings at the end of the first quarter of 2026 were $446.8 million, compared to $302.3 million at the end of the fourth quarter of 2025 and $884.9 million at the end of the first quarter of 2025. The decrease in other borrowings on a year-over-year basis reflected a reduction of higher cost wholesale funding, primarily FHLB advances, as part of the balance sheet repositioning completed during the third quarter of 2025.

Deposits

$ in millions	1Q26	4Q25	3Q25	2Q25	1Q25
Noninterest bearing deposits	$4,290	$4,330	$4,377	$4,468	$4,455
Interest bearing transaction accounts	10,667	10,453	10,289	10,532	10,621
Time deposits	3,334	3,508	3,331	3,588	3,695
Brokered deposits	1,912	1,893	1,841	3,237	2,914

Total deposits	$20,203	$20,184	$19,838	$21,825	$21,684

Noninterest bearing deposits to total deposits	21%	21%	22%	20%	21%
Total loans to total deposits	89	87	87	78	79

Asset Quality

Provision for credit losses on loans totaled $14.6 million for the first quarter of 2026, compared to $15.1 million in the fourth quarter of 2025 and $26.8 million in the first quarter of 2025. Net charge-offs as a percentage of average loans for the first quarter of 2026 were 21 basis points, compared to 112 basis points in the fourth quarter of 2025 and 23 basis points in the first quarter of 2025. Provision for credit losses on loans exceeded net charge-offs by $5.5 million during the first quarter of 2026 primarily as a result of strong loan growth during the quarter. The allowance for credit losses on loans at the end of the first quarter of 2026 was $229.9 million, compared to $224.4 million at the end of the fourth quarter of 2025 and $252.2 million at the end of the first quarter of 2025. The allowance for credit losses on loans as a percentage of total loans at the end of the first quarter of 2026 was 1.28 percent, unchanged from the end of the fourth quarter of 2025.

Total nonperforming loans at the end of the first quarter of 2026 totaled $141.9 million, compared to $112.7 million at the end of the fourth quarter of 2025 and $152.3 million at the end of the first quarter of 2025. The increase in nonperforming loans on a linked quarter basis was primarily due to a single real estate construction relationship that is well collateralized and that management believes has limited loss content. The nonperforming loan coverage ratio ended the first quarter of 2026 at 162 percent, compared to 199 percent at the end of the fourth quarter of 2025 and 165 percent at the end of the first quarter of 2025. Total nonperforming assets as a percentage of total assets were 63 basis points at the end of the first quarter of 2026, compared to 51 basis points at the end of the fourth quarter of 2025 and 61 basis points at the end of the first quarter of 2025.

Asset Quality

$ in millions	1Q26	4Q25	3Q25	2Q25	1Q25
Allowance for credit losses on loans to total loans	1.28%	1.28%	1.50%	1.48%	1.48%
Allowance for credit losses on loans to nonperforming loans	162	199	168	161	165
Nonperforming loans to total loans	0.79	0.64	0.90	0.92	0.89
Net charge-off ratio (annualized)	0.21	1.12	0.25	0.25	0.23
Net charge-off ratio YTD (annualized)	0.21	0.47	0.24	0.24	0.23
Total nonperforming loans	$141.9	$112.7	$153.9	$157.2	$152.3
Total other nonperforming assets	12.6	12.4	6.8	9.5	10.0

Total nonperforming assets	$154.5	$125.1	$160.7	$166.7	$162.3

Reserve for unfunded commitments	$25.6	$25.6	$25.6	$25.6	$25.6

Capital

Total stockholders’ equity at the end of the first quarter of 2026 and fourth quarter of 2025 was $3.4 billion, compared to $3.5 billion at the end of the first quarter of 2025. Book value per share at the end of the first quarter of 2026 was $23.70, compared to $23.62 at the end of the fourth quarter of 2025 and $28.04 at the end of the first quarter of 2025. Tangible book value per share1 at the end of the first quarter of 2026 was $14.03, compared to $13.91 at the end of the fourth quarter of 2025 and $16.81 at the end of the first quarter of 2025. The increase in book value per share and tangible book value per share on a linked quarter basis was primarily due to a $37.4 million increase in undivided profits. The year-over-year decline in book value per share and tangible book value per share was primarily due to the balance sheet repositioning completed in the third quarter of 2025.

Total stockholders’ equity as a percentage of total assets at the end of the first quarter of 2026 was 13.9 percent, unchanged from fourth quarter of 2025 levels and up from 13.2 percent at the end of the first quarter of 2025. Tangible common equity as a percentage of tangible assets1 was 8.7 percent at the end of the first quarter of 2026, unchanged from the fourth quarter of 2025 and up from 8.3 percent at the end of the first quarter of 2025. Each of the applicable regulatory capital ratios for Simmons and its principal subsidiary, Simmons Bank, continue to significantly exceed “well-capitalized” regulatory guidelines.

Select Capital Ratios

	1Q26	4Q25	3Q25	2Q25	1Q25
Stockholders’ equity to total assets	13.9%	13.9%	13.9%	13.3%	13.2%
Tangible common equity to tangible assets[1]	8.7	8.7	8.5	8.5	8.3
Common equity tier 1 (CET1) ratio	11.6	11.6	11.5	12.4	12.2
Tier 1 leverage ratio	10.1	10.1	9.6	10.0	9.8
Tier 1 risk-based capital ratio	11.6	11.6	11.5	12.4	12.2
Total risk-based capital ratio	14.4	14.4	15.1	14.4	14.6

Share Repurchase Program

During the first quarter of 2026, Simmons did not repurchase shares under its stock repurchase program that was authorized in February 2026 (2026 Program) and which replaced its former repurchase program that was authorized in January 2024. Remaining authorization under the 2026 Program as of March 31, 2026, was approximately $175 million. The timing, pricing and amount of any repurchases under the 2026 Program will be determined by Simmons’ management at its discretion based on a variety of factors including, but not limited to, market conditions, trading volume and market price of Simmons’ common stock, Simmons’ capital needs, Simmons’ working capital and investment requirements, other corporate considerations, economic conditions, and legal requirements. The 2026 Program does not obligate Simmons to repurchase any common stock and may be modified, discontinued or suspended at any time without prior notice.

(1)	Non-GAAP measurement. See “Non-GAAP Financial Measures” and “Reconciliation of Non-GAAP Financial Measures” below
(2)	FTE – fully taxable equivalent basis using an effective tax rate of 26.135%
(3)	In this press release, “Adjusted Earnings” may also be referred to as “Adjusted Net Income”

Conference Call

Management will conduct a live conference call to review this information beginning at 7:30 a.m. Central Time on Friday, April 17, 2026. Interested persons can listen to this call by dialing toll-free 1-844-481-2779 (North America only) and asking for the Simmons First National Corporation conference call, conference ID 10207627. In addition, the call will be available live or in recorded version on Simmons’ website at simmonsbank.com for at least 60 days following the date of the call.

Simmons First National Corporation

Simmons First National Corporation (NASDAQ: SFNC) is a Mid-South based financial holding company that has paid cash dividends to its shareholders for 117 consecutive years. Its principal subsidiary, Simmons Bank, operates more than 220 branches in Arkansas, Kansas, Missouri, Oklahoma, Tennessee and Texas. Founded in 1903, Simmons Bank offers comprehensive financial solutions delivered with a client-centric approach. Recently, Simmons Bank was recognized by Newsweek as one of America’s Best Regional Banks and Credit Unions 2026 and by Forbes as one of America’s Best-In-State Companies 2026. In 2025, Simmons Bank was recognized by Newsweek as one of America’s Greatest Workplaces 2025 in Arkansas and one of America’s Best Regional Banks 2025, and by U.S. News & World Report as one of the 2024-2025 Best Companies to Work For in the South. Additional information about Simmons Bank can be found on our website at simmonsbank.com, by following @Simmons_Bank on X or by visiting our newsroom.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, noninterest income, and noninterest expense certain income and expense items attributable to, for example, branch right sizing costs, early retirement program costs, termination of vendor and software services, FDIC Deposit Insurance special assessment, professional services and a loss on the sale of an equipment finance business.

In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, or gains and/or losses on the sale of securities. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Certain statements in this press release may not be based on historical facts and should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including, without limitation, statements made in Mr. Brogdon’s quote, may be identified by reference to future periods or by the use of forward-looking terminology, such as “believe,” “budget,” “expect,” “foresee,” “anticipate,” “intend,” “indicate,” “target,” “estimate,” “plan,” “project,” “continue,” “contemplate,” “positions,” “prospects,” “predict,” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could,” “might” or “may,” or by variations of such words or by similar expressions. These forward-looking statements include, without limitation, statements relating to Simmons’ future growth, business strategies, lending capacity and lending activity, loan demand, revenue, assets, asset quality, profitability, dividends, net interest margin, non-interest revenue, share repurchase program, acquisition strategy, digital banking initiatives, the Company’s ability to recruit and retain key employees, the adequacy of the allowance for credit losses, future economic conditions and interest rates, and the adequacy of reserve levels for loans. Any forward-looking statement speaks only as of the date of this press release, and Simmons undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this press release. By nature, forward-looking statements are based on various assumptions and involve inherent risk and uncertainties. Various factors, including, but not limited to, changes in economic conditions, changes in credit quality, changes in interest rates and related governmental policies, the effects of a government shutdown, changes in loan demand, changes in deposit flows, changes in real estate values, changes in the assumptions used in making the forward-looking statements, changes in the securities markets generally or the price of Simmons’ common stock specifically, changes in information technology affecting the financial industry, and changes in customer behaviors, including consumer spending, borrowing, and saving habits; changes in tariff policies; general economic and market conditions; changes in governmental administrations; market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (including the ongoing military conflicts in the Middle East and between Russia and Ukraine) or other major events, or the prospect of these events; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased inflation; the loss of key employees; increased competition in the markets in which the Company operates and from non-bank financial institutions; increased unemployment; labor shortages; claims, damages, and fines related to litigation or government actions; changes in accounting principles relating to loan loss recognition (current expected credit losses); fraud that results in material losses or that we have not discovered yet that may result in material losses; the Company’s ability to manage and successfully integrate its mergers and acquisitions and to fully realize cost savings and other benefits associated with acquisitions; increased delinquency and foreclosure rates on commercial real estate loans; significant increases in nonaccrual loan balances; cyber or other information technology threats, attacks or events; emerging issues related to the development and use of artificial intelligence that could give rise to legal or regulatory action or increase cybersecurity threats; reliance on third parties for key services; government legislation; and other factors, many of which are beyond the control of the Company, could cause actual results to differ materially from those projected in or contemplated by the forward-looking statements. In addition, there can be no guarantee that the board of directors (Board) of Simmons will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Additional information on factors that might affect the Company’s financial results is included in the Company’s Form 10-K for the year ended December 31, 2025, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov.

FOR MORE INFORMATION CONTACT:

Ed Bilek, EVP, Director of Investor and Media Relations

ed.bilek@simmonsbank.com

205.612.3378 (cell)

Simmons First National Corporation	SFNC
Consolidated End of Period Balance Sheets For the Quarters Ended (Unaudited)

	Mar 31 2026	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025
($ in thousands)
ASSETS
Cash and noninterest bearing balances due from banks	$342,603	$380,439	$377,604	$398,081	$423,171
Interest bearing balances due from banks and federal funds sold	205,880	331,474	266,013	246,381	211,115

Cash and cash equivalents	548,483	711,913	643,617	644,462	634,286
Interest bearing balances due from banks - time	100	100	100	100	100
Investment securities - held-to-maturity	—	—	—	3,591,531	3,615,556
Investment securities - available-for-sale	3,152,286	3,266,221	3,319,277	2,405,320	2,491,849
Mortgage loans held for sale	14,311	17,438	15,507	16,972	8,351
Assets held in trading accounts	14,543	11,685	12,695	—	—
Loans:
Loans	17,932,883	17,492,179	17,188,817	17,111,096	17,094,078
Allowance for credit losses on loans	(229,908)	(224,377)	(258,006)	(253,537)	(252,168)

Net loans	17,702,975	17,267,802	16,930,811	16,857,559	16,841,910
Premises and equipment	557,873	561,220	568,343	573,160	573,616
Foreclosed assets and other real estate owned	12,475	12,009	6,386	8,794	8,976
Interest receivable	101,557	104,062	104,383	120,443	117,398
Bank owned life insurance	542,486	540,001	539,372	535,481	535,324
Goodwill	1,320,799	1,320,799	1,320,799	1,320,799	1,320,799
Other intangible assets	81,325	84,423	87,520	90,617	93,714
Other assets	643,570	643,204	659,352	528,382	551,112

Total assets	$24,692,783	$24,540,877	$24,208,162	$26,693,620	$26,792,991

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest bearing transaction accounts	$4,289,697	$4,330,211	$4,377,232	$4,468,237	$4,455,255
Interest bearing transaction accounts and savings deposits	11,311,979	11,141,169	10,932,914	11,176,791	11,265,554
Time deposits	4,601,107	4,712,658	4,527,587	6,179,962	5,963,811

Total deposits	20,202,783	20,184,038	19,837,733	21,824,990	21,684,620
Federal funds purchased and securities sold under agreements to repurchase	8,708	21,383	22,348	31,306	50,133
Other borrowings	446,756	302,253	18,832	634,349	884,863
Subordinated notes and debentures	315,700	317,714	648,976	366,369	366,331
Accrued interest and other liabilities	281,102	296,249	326,310	287,396	275,559

Total liabilities	21,255,049	21,121,637	20,854,199	23,144,410	23,261,506

Stockholders’ equity:
Common stock	1,451	1,448	1,447	1,260	1,259
Surplus	2,848,952	2,846,581	2,848,977	2,518,286	2,515,372
Undivided profits	901,696	864,341	817,022	1,410,564	1,382,564
Accumulated other comprehensive (loss) income	(314,365)	(293,130)	(313,483)	(380,900)	(367,710)

Total stockholders’ equity	3,437,734	3,419,240	3,353,963	3,549,210	3,531,485

Total liabilities and stockholders’ equity	$24,692,783	$24,540,877	$24,208,162	$26,693,620	$26,792,991

Simmons First National Corporation	SFNC
Consolidated Statements of Income - Quarter-to-Date For the Quarters Ended (Unaudited)

	Mar 31 2026	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025
($ in thousands, except per share data)
INTEREST INCOME
Loans (including fees)	$267,287	$270,868	$269,210	$265,373	$257,755
Interest bearing balances due from banks and federal funds sold	2,320	2,485	6,421	2,531	2,703
Investment securities	31,882	33,833	37,464	46,898	47,257
Mortgage loans held for sale	203	227	229	221	122
Assets held in trading accounts	122	118	99	—	—

TOTAL INTEREST INCOME	301,814	307,531	313,423	315,023	307,837

INTEREST EXPENSE
Time deposits	39,949	41,989	49,064	57,231	62,559
Other deposits	57,653	60,516	67,546	69,108	67,895
Federal funds purchased and securities sold under agreements to repurchase	36	57	72	59	113
Other borrowings	1,746	2,138	2,957	10,613	7,714
Subordinated notes and debentures	5,262	5,535	7,123	6,188	6,134

TOTAL INTEREST EXPENSE	104,646	110,235	126,762	143,199	144,415

NET INTEREST INCOME	197,168	197,296	186,661	171,824	163,422

PROVISION FOR CREDIT LOSSES
Provision for credit losses on loans	14,622	15,116	15,180	11,945	26,797
Provision for credit losses on investment securities – HTM	—	—	(3,214)	—	—

TOTAL PROVISION FOR CREDIT LOSSES	14,622	15,116	11,966	11,945	26,797

NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	182,546	182,180	174,695	159,879	136,625

NONINTEREST INCOME
Service charges on deposit accounts	12,656	12,669	13,045	12,588	12,635
Debit and credit card fees	8,503	8,660	8,478	8,567	8,446
Wealth management fees	10,533	10,337	9,965	9,464	9,629
Mortgage lending income	1,854	2,232	2,259	1,687	2,013
Bank owned life insurance income	4,218	3,942	3,943	3,890	4,092
Other service charges and fees (includes insurance income)	1,606	1,503	1,474	1,321	1,333
Gain (loss) on sale of securities	—	—	(801,492)	—	—
Other income	4,827	12,365	6,141	4,837	8,007

TOTAL NONINTEREST INCOME	44,197	51,708	(756,187)	42,354	46,155

NONINTEREST EXPENSE
Salaries and employee benefits	75,885	72,924	76,249	73,862	74,824
Occupancy expense, net	12,218	11,636	12,106	11,844	12,651
Furniture and equipment expense	5,423	5,304	5,275	5,474	5,465
Other real estate and foreclosure expense	315	432	200	216	198
Deposit insurance	2,295	4,736	5,175	4,917	5,391
Other operating expenses	44,537	44,830	43,027	42,276	46,051

TOTAL NONINTEREST EXPENSE	140,673	139,862	142,032	138,589	144,580

NET INCOME (LOSS) BEFORE INCOME TAXES	86,070	94,026	(723,524)	63,644	38,200
Provision for income taxes	17,526	15,948	(160,732)	8,871	5,812

NET INCOME (LOSS)	$68,544	$78,078	$(562,792)	$54,773	$32,388

BASIC EARNINGS PER SHARE	$0.47	$0.54	$(4.01)	$0.43	$0.26

DILUTED EARNINGS PER SHARE	$0.47	$0.54	$(4.00)	$0.43	$0.26

Simmons First National Corporation	SFNC
Consolidated Risk-Based Capital
For the Quarters Ended (Unaudited)

	Mar 31 2026	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025
($ in thousands)
Tier 1 capital
Stockholders’ equity	$3,437,734	$3,419,240	$3,353,963	$3,549,210	$3,531,485
Disallowed intangible assets, net of deferred tax	(1,370,562)	(1,374,839)	(1,376,255)	(1,379,104)	(1,381,953)
Unrealized loss (gain) on AFS securities	314,365	293,130	313,483	380,900	367,710

Total Tier 1 capital	2,381,537	2,337,531	2,291,191	2,551,006	2,517,242

Tier 2 capital
Subordinated notes and debentures	315,700	317,714	648,976	366,369	366,331
Subordinated debt phase out	—	—	(198,000)	(198,000)	(132,000)
Qualifying allowance for loan losses and reserve for unfunded commitments	255,537	250,006	248,710	258,079	257,769

Total Tier 2 capital	571,237	567,720	699,686	426,448	492,100

Total risk-based capital	$2,952,774	$2,905,251	$2,990,877	$2,977,454	$3,009,342

Risk weighted assets	$20,565,445	$20,106,493	$19,861,879	$20,646,324	$20,621,540

Adjusted average assets for leverage ratio	$23,487,513	$23,224,638	$23,963,356	$25,606,135	$25,619,424

Ratios at end of quarter
Equity to assets	13.92%	13.93%	13.85%	13.30%	13.18%
Tangible common equity to tangible assets (1)	8.74%	8.71%	8.53%	8.46%	8.34%
Common equity Tier 1 ratio (CET1)	11.58%	11.63%	11.54%	12.36%	12.21%
Tier 1 leverage ratio	10.14%	10.06%	9.56%	9.96%	9.83%
Tier 1 risk-based capital ratio	11.58%	11.63%	11.54%	12.36%	12.21%
Total risk-based capital ratio	14.36%	14.45%	15.07%	14.42%	14.59%

(1)	Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation	SFNC
Consolidated Investment Securities
For the Quarters Ended (Unaudited)

	Mar 31 2026	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025
($ in thousands)
Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$—	$—	$—	$457,228	$456,545
Mortgage-backed securities	—	—	—	1,024,313	1,048,170
State and political subdivisions	—	—	—	1,855,614	1,856,905
Other securities	—	—	—	254,376	253,936

Total held-to-maturity (net of credit losses)	—	—	—	3,591,531	3,615,556

Available-for-Sale
U.S. Treasury	$—	$—	$—	$400	$699
U.S. Government agencies	46,329	47,172	48,355	49,498	52,318
Mortgage-backed securities	2,128,732	2,201,958	2,249,593	1,349,991	1,380,913
State and political subdivisions	838,880	859,071	845,371	807,842	832,898
Other securities	138,345	158,020	175,958	197,589	225,021

Total available-for-sale (net of credit losses)	3,152,286	3,266,221	3,319,277	2,405,320	2,491,849

Total investment securities (net of credit losses)	$3,152,286	$3,266,221	$3,319,277	$5,996,851	$6,107,405

Fair value - HTM investment securities	$—	$—	$—	$2,891,974	$2,929,625

Simmons First National Corporation	SFNC
Consolidated Loans
For the Quarters Ended
(Unaudited)

	Mar 31 2026	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025
($ in thousands)
Loan Portfolio - End of Period
Consumer:
Credit cards	$172,610	$175,760	$173,020	$176,166	$179,680
Other consumer	96,387	115,472	112,335	123,831	97,198

Total consumer	268,997	291,232	285,355	299,997	276,878
Real Estate:
Construction	2,621,859	2,873,807	2,874,823	2,784,578	2,778,245
Single-family residential	2,566,162	2,607,450	2,617,849	2,625,717	2,647,451
Other commercial real estate	8,764,648	8,289,968	7,875,649	7,961,412	8,051,304

Total real estate	13,952,669	13,771,225	13,368,321	13,371,707	13,477,000
Commercial:
Commercial	2,521,440	2,382,339	2,397,388	2,440,507	2,372,681
Agricultural	333,508	306,300	353,181	333,078	264,469

Total commercial	2,854,948	2,688,639	2,750,569	2,773,585	2,637,150
Other	856,269	741,083	784,572	665,807	703,050

Total loans	$17,932,883	$17,492,179	$17,188,817	$17,111,096	$17,094,078

Simmons First National Corporation	SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended
(Unaudited)

	Mar 31 2026	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025
($ in thousands)
Allowance for Credit Losses on Loans
Beginning balance	$224,377	$258,006	$253,537	$252,168	$235,019
Loans charged off:
Credit cards	1,677	1,346	1,862	1,702	1,460
Other consumer	590	550	600	351	1,133
Real estate	6,629	25,850	1,350	1,450	4,425
Commercial	1,666	22,004	8,079	8,257	4,243

Total loans charged off	10,562	49,750	11,891	11,760	11,261
Recoveries of loans previously charged off:
Credit cards	468	347	257	334	211
Other consumer	301	163	303	294	306
Real estate	449	105	115	87	99
Commercial	253	390	505	469	997

Total recoveries	1,471	1,005	1,180	1,184	1,613

Net loans charged off	9,091	48,745	10,711	10,576	9,648
Provision for credit losses on loans	14,622	15,116	15,180	11,945	26,797

Balance, end of quarter	$229,908	$224,377	$258,006	$253,537	$252,168

Nonperforming assets
Nonperforming loans:
Nonaccrual loans	$141,233	$111,791	$153,516	$156,453	$151,897
Loans past due 90 days or more	647	948	423	709	494

Total nonperforming loans	141,880	112,739	153,939	157,162	152,391

Other nonperforming assets:
Foreclosed assets and other real estate owned	12,475	12,009	6,386	8,794	8,976
Other nonperforming assets	181	323	392	759	978

Total other nonperforming assets	12,656	12,332	6,778	9,553	9,954

Total nonperforming assets	$154,536	$125,071	$160,717	$166,715	$162,345

Ratios
Allowance for credit losses on loans to total loans	1.28%	1.28%	1.50%	1.48%	1.48%
Allowance for credit losses to nonperforming loans	162%	199%	168%	161%	165%
Nonperforming loans to total loans	0.79%	0.64%	0.90%	0.92%	0.89%
Nonperforming assets to total assets	0.63%	0.51%	0.66%	0.62%	0.61%
Annualized net charge offs to average loans (QTD)	0.21%	1.12%	0.25%	0.25%	0.23%
Annualized net charge offs to average loans (YTD)	0.21%	0.47%	0.24%	0.24%	0.23%
Annualized net credit card charge offs to average credit card loans (QTD)	2.81%	2.23%	3.64%	2.99%	2.72%

Simmons First National Corporation	SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)

	Three Months Ended Mar 2026			Three Months Ended Dec 2025			Three Months Ended Mar 2025
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks and federal funds sold	$251,620	$2,320	3.74%	$232,046	$2,485	4.25%	$241,021	$2,703	4.55%
Investment securities - taxable	2,408,546	26,311	4.43%	2,490,444	28,235	4.50%	3,540,559	31,584	3.62%
Investment securities - non-taxable (FTE)	820,278	7,542	3.73%	810,597	7,578	3.71%	2,608,070	21,217	3.30%
Mortgage loans held for sale	13,800	203	5.97%	15,738	227	5.72%	8,142	122	6.08%
Assets held in trading accounts	13,748	122	3.60%	12,534	118	3.74%	—	—	0.00%
Loans - including fees (FTE)	17,658,807	268,328	6.16%	17,295,415	271,778	6.23%	16,920,050	258,625	6.20%

Total interest earning assets (FTE)	21,166,799	304,826	5.84%	20,856,774	310,421	5.90%	23,317,842	314,251	5.47%
Non-earning assets	3,366,206			3,397,673			3,360,786

Total assets	$24,533,005			$24,254,447			$26,678,628

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest bearing liabilities:
Interest bearing transaction and savings accounts	$11,328,148	$57,653	2.06%	$10,971,959	$60,516	2.19%	$11,177,550	$67,895	2.46%
Time deposits	4,678,058	39,949	3.46%	4,573,502	41,989	3.64%	6,160,429	62,559	4.12%

Total interest bearing deposits	16,006,206	97,602	2.47%	15,545,461	102,505	2.62%	17,337,979	130,454	3.05%
Federal funds purchased and securities sold under agreement to repurchase	17,743	36	0.82%	20,990	57	1.08%	39,797	113	1.15%
Other borrowings	192,345	1,746	3.68%	217,996	2,138	3.89%	706,402	7,714	4.43%
Subordinated notes and debentures	318,635	5,262	6.70%	319,162	5,535	6.88%	366,312	6,134	6.79%

Total interest bearing liabilities	16,534,929	104,646	2.57%	16,103,609	110,235	2.72%	18,450,490	144,415	3.17%

Noninterest bearing liabilities:
Noninterest bearing deposits	4,229,952			4,412,009			4,342,948
Other liabilities	297,864			328,812			320,721

Total liabilities	21,062,745			20,844,430			23,114,159
Stockholders’ equity	3,470,260			3,410,017			3,564,469

Total liabilities and stockholders’ equity	$24,533,005			$24,254,447			$26,678,628

Net interest income (FTE)		$200,180			$200,186			$169,836

Net interest spread (FTE)			3.27%			3.18%			2.30%

Net interest margin (FTE)			3.84%			3.81%			2.95%

Simmons First National Corporation	SFNC
Consolidated - Selected Financial Data
For the Quarters Ended
(Unaudited)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2026	2025	2025	2025	2025
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - As Reported
Net Income (loss)	$68,544	$78,078	$(562,792)	$54,773	$32,388
Diluted earnings per share	0.47	0.54	(4.00)	0.43	0.26
Return on average assets	1.13%	1.28%	-8.96%	0.82%	0.49%
Return on average tangible assets (non-GAAP) (1)	1.24%	1.40%	-9.46%	0.91%	0.56%
Return on average common equity	8.01%	9.08%	-66.29%	6.20%	3.69%
Return on tangible common equity (non-GAAP) (1)	13.90%	15.92%	-113.56%	10.73%	6.61%
Net interest margin (FTE)	3.84%	3.81%	3.50%	3.06%	2.95%
Efficiency ratio (2)	57.56%	55.52%	-25.11%	62.82%	66.94%
FTE adjustment	3,012	2,890	3,811	6,422	6,414
Average diluted shares outstanding	145,340,410	145,210,222	140,648,704	126,406,453	126,336,557
Cash dividends declared per common share	0.215	0.213	0.213	0.213	0.213
Accretable yield on acquired loans	902	749	725	1,263	1,084
Financial Highlights - Adjusted (non-GAAP) (1)
Adjusted earnings	$68,566	$78,975	$64,930	$56,071	$33,122
Adjusted diluted earnings per share	0.47	0.54	0.46	0.44	0.26
Adjusted return on average assets	1.13%	1.29%	1.03%	0.84%	0.50%
Adjusted return on average tangible assets (non-GAAP) (1)	1.24%	1.41%	1.13%	0.93%	0.57%
Adjusted return on average common equity	8.01%	9.19%	7.65%	6.34%	3.77%
Adjusted return on tangible common equity	13.91%	16.10%	13.62%	10.97%	6.75%
Adjusted efficiency ratio (2)	56.16%	53.64%	57.72%	60.52%	64.75%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income (loss)	$68,544	$(397,553)	$(475,631)	$87,161	$32,388
Diluted earnings per share	0.47	(2.95)	(3.63)	0.69	0.26
Return on average assets	1.13%	-1.55%	-2.44%	0.66%	0.49%
Return on average tangible assets (non-GAAP) (1)	1.24%	-1.60%	-2.54%	0.74%	0.56%
Return on average common equity	8.01%	-11.45%	-18.21%	4.94%	3.69%
Return on tangible common equity (non-GAAP) (1)	13.90%	-18.84%	-30.13%	8.67%	6.61%
Net interest margin (FTE)	3.84%	3.32%	3.17%	3.01%	2.95%
Efficiency ratio (2)	57.56%	460.26%	-329.30%	64.86%	66.94%
FTE adjustment	3,012	19,537	16,647	12,836	6,414
Average diluted shares outstanding	145,340,410	134,731,180	131,132,891	126,325,650	126,336,557
Cash dividends declared per common share	0.215	0.850	0.638	0.425	0.213
Financial Highlights - Adjusted (non-GAAP) (1)
Adjusted earnings	$68,566	$233,098	$154,123	$89,193	$33,122
Adjusted diluted earnings per share	0.47	1.73	1.18	0.71	0.26
Adjusted return on average assets	1.13%	0.91%	0.79%	0.67%	0.50%
Adjusted return on average tangible assets (non-GAAP) (1)	1.24%	1.00%	0.87%	0.75%	0.57%
Adjusted return on average common equity	8.01%	6.71%	5.90%	5.06%	3.77%
Adjusted return on tangible common equity	13.91%	11.78%	10.37%	8.86%	6.75%
Adjusted efficiency ratio (2)	56.16%	58.92%	60.90%	62.62%	64.75%
END OF PERIOD
Book value per share	$23.70	$23.62	$23.18	$28.17	$28.04
Tangible book value per share	14.03	13.91	13.45	16.97	16.81
Shares outstanding	145,058,331	144,762,817	144,703,075	125,996,248	125,926,822
Full-time equivalent employees	2,913	2,917	2,883	2,947	2,949
Total number of financial centers	221	222	223	223	222

(1)	Non-GAAP measurement that management believes aids in the understanding and discussion of results. Reconciliations to GAAP are included in the schedules accompanying this release.
(2)

Efficiency ratio is noninterest expense as a percent of net interest income (fully taxable equivalent) and noninterest revenues. Adjusted efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles and certain adjusting items as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and certain adjusting items, and is a non-GAAP measurement.

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - Adjusted Earnings - Quarter-to-Date
For the Quarters Ended
(Unaudited)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2026	2025	2025	2025	2025
(in thousands, except per share data)
QUARTER-TO-DATE
Net income (loss)	$68,544	$78,078	$(562,792)	$54,773	$32,388
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	570	—	—
FDIC Deposit Insurance special assessment	(1,984)	—	—	—	—
Professional services	1,200	—	—	—	—
Early retirement program	283	—	305	1,594	—
Termination of vendor and software services	—	12	—	—	—
Loss on sale of Equipment Finance business	—	1,118	—	—	—
Loss (gain) on sale of securities	—	—	801,492	—	—
Branch right sizing (net)	531	85	2,004	163	994
Tax effect of certain items (1)	(8)	(318)	(176,649)	(459)	(260)

Certain items, net of tax	22	897	627,722	1,298	734

Adjusted earnings (non-GAAP) (2)	$68,566	$78,975	$64,930	$56,071	$33,122

Diluted earnings per share	$0.47	$0.54	$(4.00)	$0.43	$0.26
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	—	—	—
FDIC Deposit Insurance special assessment	(0.01)	—	—	—	—
Professional services	0.01	—	—	—	—
Early retirement program	—	—	—	0.01	—
Termination of vendor and software services	—	—	—	—	—
Loss on sale of Equipment Finance business	—	0.01	—	—	—
Loss (gain) on sale of securities	—	—	5.70	—	—
Branch right sizing (net)	—	—	0.01	—	—
Tax effect of certain items (1)	—	(0.01)	(1.25)	—	—

Certain items, net of tax	—	—	4.46	0.01	—

Adjusted diluted earnings per share (non-GAAP)	$0.47	$0.54	$0.46	$0.44	$0.26

(1)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.
(2)	In this press release, “Adjusted Earnings” may also be referred to as “Adjusted Net Income.”

Reconciliation of Certain Noninterest Income and Expense Items (non-GAAP)
QUARTER-TO-DATE
Noninterest income	$44,197	$51,708	$(756,187)	$42,354	$46,155
Certain noninterest income items
Loss on early extinguishment of debt	—	—	570	—	—
Loss (gain) on sale of securities	—	—	801,492	—	—

Adjusted noninterest income (non-GAAP)	$44,197	$51,708	$45,875	$42,354	$46,155

Other income	$4,827	$12,365	$6,141	$4,837	$8,007
Certain other income items
Loss on early extinguishment of debt	—	—	570	—	—

Adjusted other income (non-GAAP)	$4,827	$12,365	$6,711	$4,837	$8,007

Noninterest expense	$140,673	$139,862	$142,032	$138,589	$144,580
Certain noninterest expense items
Early retirement program	(283)	—	(305)	(1,594)	—
FDIC Deposit Insurance special assessment	1,984	—	—	—	—
Professional services	(1,200)	—	—	—	—
Termination of vendor and software services	—	(12)	—	—	—
Loss on sale of Equipment Finance business	—	(1,118)	—	—	—
Branch right sizing expense	(531)	(85)	(2,004)	(163)	(994)

Adjusted noninterest expense (non-GAAP)	140,643	138,647	139,723	136,832	143,586
Less: Fraud event	—	—	—	—	(4,300)

Adjusted noninterest expense, excluding fraud event (non-GAAP)	$140,643	$138,647	$139,723	$136,832	$139,286
Salaries and employee benefits	$75,885	$72,924	$76,249	$73,862	$74,824
Certain salaries and employee benefits items
Early retirement program	(283)	—	(305)	(1,594)	—
Other	—	—	(1)	1	—

Adjusted salaries and employee benefits (non-GAAP)	$75,602	$72,924	$75,943	$72,269	$74,824

Other operating expenses	$44,537	$44,830	$43,027	$42,276	$46,051
Certain other operating expenses items
Professional services	(1,200)	—	—	—	—
Termination of vendor and software services	—	(12)	—	—	—
Loss on sale of Equipment Finance business	—	(1,118)	—	—	—
Branch right sizing expense	(205)	327	(1,556)	255	(161)

Adjusted other operating expenses (non-GAAP)	$43,132	$44,027	$41,471	$42,531	$45,890

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - Adjusted Earnings - Year-to-Date For the Quarters Ended (Unaudited)

	Mar 31 2026	Dec 31 2025	Sep 30 2025	Jun 30 2025	Mar 31 2025
(in thousands, except per share data)
YEAR-TO-DATE
Net income (loss)	$68,544	$(397,553)	$(475,631)	$87,161	$32,388
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	570	570	—	—
FDIC Deposit Insurance special assessment	(1,984)	—	—	—	—
Professional services	1,200	—	—	—	—
Early retirement program	283	1,899	1,899	1,594	—
Termination of vendor and software services	—	12	—	—	—
Loss on sale of Equipment Finance business	—	1,118	—	—	—
Loss (gain) on sale of securities	—	801,492	801,492	—	—
Branch right sizing (net)	531	3,246	3,161	1,157	994
Tax effect of certain items (1)	(8)	(177,686)	(177,368)	(719)	(260)

Certain items, net of tax	22	630,651	629,754	2,032	734

Adjusted earnings (non-GAAP) (2)	$68,566	$233,098	$154,123	$89,193	$33,122

Diluted earnings per share	$0.47	$(2.95)	$(3.63)	$0.69	$0.26
Certain items (non-GAAP)
Loss on early extinguishment of debt	—	0.01	—	—	—
FDIC Deposit Insurance special assessment	(0.01)	—	—	—	—
Professional services	0.01	—	—	—	—
Early retirement program	—	0.01	0.02	0.01	—
Termination of vendor and software services	—	—	—	—	—
Loss on sale of Equipment Finance business	—	0.01	—	—	—
Loss (gain) on sale of securities	—	5.95	6.11	—	—
Branch right sizing (net)	—	0.02	0.02	0.01	—
Tax effect of certain items (1)	—	(1.32)	(1.34)	—	—

Certain items, net of tax	—	4.68	4.81	0.02	—

Adjusted diluted earnings per share (non-GAAP)	$0.47	$1.73	$1.18	$0.71	$0.26

(1)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.
(2)	In this press release, “Adjusted Earnings” may also be referred to as “Adjusted Net Income.”

Reconciliation of Certain Noninterest Income and Expense Items (non-GAAP)
YEAR-TO-DATE
Noninterest income	$44,197	$(615,970)	$(667,678)	$88,509	$46,155
Certain noninterest income items
Loss on early extinguishment of debt	—	570	570	—	—
Loss (gain) on sale of securities	—	801,492	801,492	—	—

Adjusted noninterest income (non-GAAP)	$44,197	$186,092	$134,384	$88,509	$46,155

Other income	$4,827	$31,350	$18,985	$12,844	$8,007
Certain other income items
Loss on early extinguishment of debt	—	570	570	—	—

Adjusted other income (non-GAAP)	$4,827	$31,920	$19,555	$12,844	$8,007

Noninterest expense	$140,673	$565,063	$425,201	$283,169	$144,580
Certain noninterest expense items
Early retirement program	(283)	(1,899)	(1,899)	(1,594)	—
FDIC Deposit Insurance special assessment	1,984	—	—	—	—
Professional services	(1,200)	—	—	—	—
Termination of vendor and software services	—	(12)	—	—	—
Loss on sale of Equipment Finance business	—	(1,118)	—	—	—
Branch right sizing expense	(531)	(3,246)	(3,161)	(1,157)	(994)

Adjusted noninterest expense (non-GAAP)	140,643	558,788	420,141	280,418	143,586
Less: Fraud event	—	(4,300)	(4,300)	(4,300)	(4,300)

Adjusted noninterest expense, excluding fraud event (non-GAAP)	$140,643	$554,488	$415,841	$276,118	$139,286

Salaries and employee benefits	$75,885	$297,859	$224,935	$148,686	$74,824
Certain salaries and employee benefits items
Early retirement program	(283)	(1,899)	(1,899)	(1,594)	—
Other	—	—	—	1	—

Adjusted salaries and employee benefits (non-GAAP)	$75,602	$295,960	$223,036	$147,093	$74,824

Other operating expenses	$44,537	$176,184	$131,354	$88,327	$46,051
Certain other operating expenses items
Professional services	(1,200)	—	—	—	—
Termination of vendor and software services	—	(12)	—	—	—
Loss on sale of Equipment Finance business	—	(1,118)	—	—	—
Branch right sizing expense	(205)	(1,135)	(1,462)	94	(161)

Adjusted other operating expenses (non-GAAP)	$43,132	$173,919	$129,892	$88,421	$45,890

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2026	2025	2025	2025	2025
($ in thousands, except per share data)
Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets
Total common stockholders’ equity	$3,437,734	$3,419,240	$3,353,963	$3,549,210	$3,531,485
Intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(81,325)	(84,423)	(87,520)	(90,617)	(93,714)

Total intangibles	(1,402,124)	(1,405,222)	(1,408,319)	(1,411,416)	(1,414,513)

Tangible common stockholders’ equity	$2,035,610	$2,014,018	$1,945,644	$2,137,794	$2,116,972

Total assets	$24,692,783	$24,540,877	$24,208,162	$26,693,620	$26,792,991
Intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(81,325)	(84,423)	(87,520)	(90,617)	(93,714)

Total intangibles	(1,402,124)	(1,405,222)	(1,408,319)	(1,411,416)	(1,414,513)

Tangible assets	$23,290,659	$23,135,655	$22,799,843	$25,282,204	$25,378,478

Ratio of common equity to assets	13.92%	13.93%	13.85%	13.30%	13.18%

Ratio of tangible common equity to tangible assets	8.74%	8.71%	8.53%	8.46%	8.34%

Calculation of Tangible Book Value per Share
Total common stockholders’ equity	$3,437,734	$3,419,240	$3,353,963	$3,549,210	$3,531,485
Intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(81,325)	(84,423)	(87,520)	(90,617)	(93,714)

Total intangibles	(1,402,124)	(1,405,222)	(1,408,319)	(1,411,416)	(1,414,513)

Tangible common stockholders’ equity	$2,035,610	$2,014,018	$1,945,644	$2,137,794	$2,116,972

Shares of common stock outstanding	145,058,331	144,762,817	144,703,075	125,996,248	125,926,822

Book value per common share	$23.70	$23.62	$23.18	$28.17	$28.04

Tangible book value per common share	$14.03	$13.91	$13.45	$16.97	$16.81

Calculation of Coverage Ratio of Uninsured, Non-Collateralized Deposits
Uninsured deposits at Simmons Bank	$7,385,688	$9,640,677	$9,565,766	$8,407,847	$8,614,833
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,509,728	2,363,327	2,169,362	2,691,215	3,005,328
Less: Intercompany eliminations	432,795	2,729,191	2,937,147	1,121,932	1,073,500

Total uninsured, non-collateralized deposits	$4,443,165	$4,548,159	$4,459,257	$4,594,700	$4,536,005

FHLB borrowing availability	$5,831,000	$5,999,000	$6,134,000	$5,133,000	$4,432,000
Unpledged securities	1,571,000	1,480,000	1,575,000	3,697,000	4,197,000
Fed funds lines, Fed discount window and
Bank Term Funding Program (1)	1,595,000	1,836,000	1,824,000	1,894,000	1,780,000

Additional liquidity sources	$8,997,000	$9,315,000	$9,533,000	$10,724,000	$10,409,000

Uninsured, non-collateralized deposit coverage ratio	2.0	2.0	2.1	2.3	2.3

(1)	The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures – Quarter-to-Date
For the Quarters Ended
(Unaudited)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2026	2025	2025	2025	2025
($ in thousands)
Calculation of Adjusted Return on Average Assets & Average Tangible Assets
Net income (loss)	$68,544	$78,078	$(562,792)	$54,773	$32,388
Amortization of intangibles, net of taxes	2,288	2,288	2,287	2,289	2,605

Total adjusted tangible net income (non-GAAP)	$70,832	$80,366	$(560,505)	$57,062	$34,993

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	570	—	—
FDIC Deposit Insurance special assessment	(1,984)	—	—	—	—
Professional services	1,200	—	—	—	—
Early retirement program	283	—	305	1,594	—
Termination of vendor and software services	—	12	—	—	—
Loss on sale of Equipment Finance business	—	1,118	—	—	—
Loss (gain) on sale of securities	—	—	801,492	—	—
Branch right sizing (net)	531	85	2,004	163	994
Tax effect of certain items (1)	(8)	(318)	(176,649)	(459)	(260)

Adjusted earnings (non-GAAP)	68,566	78,975	64,930	56,071	33,122
Amortization of intangibles, net of taxes	2,288	2,288	2,287	2,289	2,605

Total adjusted tangible net income (non-GAAP)	$70,854	$81,263	$67,217	$58,360	$35,727

Average total assets	$24,533,005	$24,254,447	$24,914,922	$26,645,131	$26,678,628
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(83,248)	(86,206)	(89,349)	(92,432)	(95,787)

Total average intangibles	(1,404,047)	(1,407,005)	(1,410,148)	(1,413,231)	(1,416,586)

Average tangible assets (non-GAAP)	$23,128,958	$22,847,442	$23,504,774	$25,231,900	$25,262,042

Return on average assets	1.13%	1.28%	-8.96%	0.82%	0.49%

Adjusted return on average assets (non-GAAP)	1.13%	1.29%	1.03%	0.84%	0.50%

Return on average tangible assets (non-GAAP)	1.24%	1.40%	-9.46%	0.91%	0.56%

Adjusted return on average tangible assets (non-GAAP)	1.24%	1.41%	1.13%	0.93%	0.57%

Calculation of Return on Tangible Common Equity
Net income (loss) available to common stockholders	$68,544	$78,078	$(562,792)	$54,773	$32,388
Amortization of intangibles, net of taxes	2,288	2,288	2,287	2,289	2,605

Total income available to common stockholders	$70,832	$80,366	$(560,505)	$57,062	$34,993

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	—	570	—	—
FDIC Deposit Insurance special assessment	(1,984)	—	—	—	—
Professional services	1,200	—	—	—	—
Early retirement program	283	—	305	1,594	—
Termination of vendor and software services	—	12	—	—	—
Loss on sale of Equipment Finance business	—	1,118	—	—	—
Loss (gain) on sale of securities	—	—	801,492	—	—
Branch right sizing (net)	531	85	2,004	163	994
Tax effect of certain items (1)	(8)	(318)	(176,649)	(459)	(260)

Adjusted earnings (non-GAAP)	68,566	78,975	64,930	56,071	33,122
Amortization of intangibles, net of taxes	2,288	2,288	2,287	2,289	2,605

Total adjusted earnings available to common stockholders (non-GAAP)	$70,854	$81,263	$67,217	$58,360	$35,727

Average common stockholders’ equity	$3,470,260	$3,410,017	$3,368,308	$3,546,163	$3,564,469
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(83,248)	(86,206)	(89,349)	(92,432)	(95,787)

Total average intangibles	(1,404,047)	(1,407,005)	(1,410,148)	(1,413,231)	(1,416,586)

Average tangible common stockholders’ equity (non-GAAP)	$2,066,213	$2,003,012	$1,958,160	$2,132,932	$2,147,883

Return on average common equity	8.01%	9.08%	-66.29%	6.20%	3.69%

Return on tangible common equity	13.90%	15.92%	-113.56%	10.73%	6.61%

Adjusted return on average common equity (non-GAAP)	8.01%	9.19%	7.65%	6.34%	3.77%

Adjusted return on tangible common equity (non-GAAP)	13.91%	16.10%	13.62%	10.97%	6.75%

(1)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures – Quarter-to-Date (continued)
For the Quarters Ended
(Unaudited)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2026	2025	2025	2025	2025
($ in thousands)
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio (1)
Noninterest expense (efficiency ratio numerator)	$140,673	$139,862	$142,032	$138,589	$144,580
Certain noninterest expense items (non-GAAP)
Early retirement program	(283)	—	(305)	(1,594)	—
FDIC Deposit Insurance special assessment	1,984	—	—	—	—
Professional services	(1,200)	—	—	—	—
Termination of vendor and software services	—	(12)	—	—	—
Loss on sale of Equipment Finance business	—	(1,118)	—	—	—
Branch right sizing expense	(531)	(85)	(2,004)	(163)	(994)
Other real estate and foreclosure expense adjustment	(315)	(432)	(200)	(216)	(198)
Amortization of intangibles adjustment	(3,097)	(3,097)	(3,097)	(3,098)	(3,527)

Adjusted efficiency ratio numerator	$137,231	$135,118	$136,426	$133,518	$139,861

Net interest income	$197,168	$197,296	$186,661	$171,824	$163,422
Noninterest income	44,197	51,708	(756,187)	42,354	46,155
Fully tax-equivalent adjustment (2)	3,012	2,890	3,811	6,422	6,414

Efficiency ratio denominator	244,377	251,894	(565,715)	220,600	215,991
Certain noninterest income items (non-GAAP)
Loss on early extinguishment of debt	—	—	570	—	—
(Gain) loss on sale of securities	—	—	801,492	—	—

Adjusted efficiency ratio denominator	$244,377	$251,894	$236,347	$220,600	$215,991

Efficiency ratio (1)	57.56%	55.52%	-25.11%	62.82%	66.94%

Adjusted efficiency ratio (non-GAAP) (1)	56.16%	53.64%	57.72%	60.52%	64.75%

Calculation of Total Revenue and Adjusted Total Revenue
Net interest income	$197,168	$197,296	$186,661	$171,824	$163,422
Noninterest income	44,197	51,708	(756,187)	42,354	46,155

Total revenue	241,365	249,004	(569,526)	214,178	209,577
Certain items, pre-tax (non-GAAP)
Plus: Loss on early extinguishment of debt	—	—	570	—	—
Less: Gain (loss) on sale of securities	—	—	(801,492)	—	—

Adjusted total revenue	$241,365	$249,004	$232,536	$214,178	$209,577

Calculation of Pre-Provision Net Revenue (PPNR)
Net interest income	$197,168	$197,296	$186,661	$171,824	$163,422
Noninterest income	44,197	51,708	(756,187)	42,354	46,155

Total revenue	241,365	249,004	(569,526)	214,178	209,577
Less: Noninterest expense	140,673	139,862	142,032	138,589	144,580

Pre-Provision Net Revenue (PPNR)	$100,692	$109,142	$(711,558)	$75,589	$64,997

Calculation of Adjusted Pre-Provision Net Revenue
Pre-Provision Net Revenue (PPNR)	$100,692	$109,142	$(711,558)	$75,589	$64,997
Certain items, pre-tax (non-GAAP)
Plus: Loss on early extinguishment of debt	—	—	570	—	—
Plus: Loss (gain) on sale of securities	—	—	801,492	—	—
Plus: FDIC Deposit Insurance special assessment	(1,984)	—	—	—	—
Plus: Professional services	1,200	—	—	—	—
Plus: Early retirement program costs	283	—	305	1,594	—
Plus: Termination of vendor and software services	—	12	—	—	—
Plus: Loss on sale of Equipment Finance business	—	1,118	—	—	—
Plus: Branch right sizing costs (net)	531	85	2,004	163	994

Adjusted Pre-Provision Net Revenue	$100,722	$110,357	$92,813	$77,346	$65,991

(1)

Efficiency ratio is noninterest expense as a percent of net interest income (fully taxable equivalent} and noninterest revenues. Adjusted efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles and certain adjusting items as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and certain adjusting items, and is a non-GAAP measurement.

(2)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2026	2025	2025	2025	2025
($ in thousands)
Calculation of Adjusted Return on Average Assets & Average Tangible Assets
Net income (loss)	$68,544	$(397,553)	$(475,631)	$87,161	$32,388
Amortization of intangibles, net of taxes	2,288	9,469	7,181	4,894	2,605

Total adjusted tangible net income (non-GAAP)	$70,832	$(388,084)	$(468,450)	$92,055	$34,993

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	570	570	—	—
FDIC Deposit Insurance special assessment	(1,984)	—	—	—	—
Professional services	1,200	—	—	—	—
Early retirement program	283	1,899	1,899	1,594	—
Termination of vendor and software services	—	12	—	—	—
Loss on sale of Equipment Finance business	—	1,118	—	—	—
Loss (gain) on sale of securities	—	801,492	801,492	—	—
Branch right sizing (net)	531	3,246	3,161	1,157	994
Tax effect of certain items (1)	(8)	(177,686)	(177,368)	(719)	(260)

Adjusted earnings (non-GAAP)	68,566	233,098	154,123	89,193	33,122
Amortization of intangibles, net of taxes	2,288	9,469	7,181	4,894	2,605

Total adjusted tangible net income (non-GAAP)	$70,854	$242,567	$161,304	$94,087	$35,727

Average total assets	$24,533,005	$25,614,700	$26,073,100	$26,661,787	$26,678,628
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(83,248)	(90,913)	(92,499)	(94,100)	(95,787)

Total average intangibles	(1,404,047)	(1,411,712)	(1,413,298)	(1,414,899)	(1,416,586)

Average tangible assets (non-GAAP)	$23,128,958	$24,202,988	$24,659,802	$25,246,888	$25,262,042

Return on average assets	1.13%	-1.55%	-2.44%	0.66%	0.49%

Adjusted return on average assets (non-GAAP)	1.13%	0.91%	0.79%	0.67%	0.50%

Return on average tangible assets (non-GAAP)	1.24%	-1.60%	-2.54%	0.74%	0.56%

Adjusted return on average tangible assets (non-GAAP)	1.24%	1.00%	0.87%	0.75%	0.57%

Calculation of Return on Tangible Common Equity
Net income (loss) available to common stockholders	$68,544	$(397,553)	$(475,631)	$87,161	$32,388
Amortization of intangibles, net of taxes	2,288	9,469	7,181	4,894	2,605

Total income available to common stockholders	$70,832	$(388,084)	$(468,450)	$92,055	$34,993

Certain items (non-GAAP)
Loss on early extinguishment of debt	—	570	570	—	—
FDIC Deposit Insurance special assessment	(1,984)	—	—	—	—
Professional services	1,200	—	—	—	—
Early retirement program	283	1,899	1,899	1,594	—
Termination of vendor and software services	—	12	—	—	—
Loss on sale of Equipment Finance business	—	1,118	—	—	—
Loss (gain) on sale of securities	—	801,492	801,492	—	—
Branch right sizing (net)	531	3,246	3,161	1,157	994
Tax effect of certain items (1)	(8)	(177,686)	(177,368)	(719)	(260)

Adjusted earnings (non-GAAP)	68,566	233,098	154,123	89,193	33,122
Amortization of intangibles, net of taxes	2,288	9,469	7,181	4,894	2,605

Total adjusted earnings available to common stockholders (non-GAAP)	$70,854	$242,567	$161,304	$94,087	$35,727

Average common stockholders’ equity	$3,470,260	$3,471,531	$3,492,261	$3,555,265	$3,564,469
Average intangible assets:
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangibles	(83,248)	(90,913)	(92,499)	(94,100)	(95,787)

Total average intangibles	(1,404,047)	(1,411,712)	(1,413,298)	(1,414,899)	(1,416,586)

Average tangible common stockholders’ equity (non-GAAP)	$2,066,213	$2,059,819	$2,078,963	$2,140,366	$2,147,883

Return on average common equity	8.01%	-11.45%	-18.21%	4.94%	3.69%

Return on tangible common equity	13.90%	-18.84%	-30.13%	8.67%	6.61%

Adjusted return on average common equity (non-GAAP)	8.01%	6.71%	5.90%	5.06%	3.77%

Adjusted return on tangible common equity (non-GAAP)	13.91%	11.78%	10.37%	8.86%	6.75%

(1)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.

Simmons First National Corporation	SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)

	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2026	2025	2025	2025	2025
($ in thousands)
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio (1)
Noninterest expense (efficiency ratio numerator)	$140,673	$565,063	$425,201	$283,169	$144,580
Certain noninterest expense items (non-GAAP)
Early retirement program	(283)	(1,899)	(1,899)	(1,594)	—
FDIC Deposit Insurance special assessment	1,984	—	—	—	—
Professional services	(1,200)	—	—	—	—
Termination of vendor and software services	—	(12)	—	—	—
Loss on sale of Equipment Finance business	—	(1,118)	—	—	—
Branch right sizing expense	(531)	(3,246)	(3,161)	(1,157)	(994)
Other real estate and foreclosure expense adjustment	(308)	(1,046)	(614)	(414)	(198)
Amortization of intangibles adjustment	(3,097)	(12,819)	(9,722)	(6,625)	(3,527)

Adjusted efficiency ratio numerator	$137,238	$544,923	$409,805	$273,379	$139,861

Net interest income	$197,168	$719,203	$521,907	$335,246	$163,422
Noninterest income	44,197	(615,970)	(667,678)	88,509	46,155
Fully tax-equivalent adjustment (2)	3,012	19,537	16,647	12,836	6,414

Efficiency ratio denominator	244,377	122,770	(129,124)	436,591	215,991
Certain noninterest income items (non-GAAP)
Loss on early extinguishment of debt	—	570	570	—	—
(Gain) loss on sale of securities	—	801,492	801,492	—	—

Adjusted efficiency ratio denominator	$244,377	$924,832	$672,938	$436,591	$215,991

Efficiency ratio (1)	57.56%	460.26%	-329.30%	64.86%	66.94%

Adjusted efficiency ratio (non-GAAP) (1)	56.16%	58.92%	60.90%	62.62%	64.75%

(1)

Efficiency ratio is noninterest expense as a percent of net interest income (fully taxable equivalent) and noninterest revenues. Adjusted efficiency ratio is noninterest expense before foreclosed property expense, amortization of intangibles and certain adjusting items as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and certain adjusting items, and is a non-GAAP measurement.

(2)	Actual tax rate of 21.946% on 2025 loss on sale of securities. Effective rate of 26.135% on all other items.